=================================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
=================================================================

Servicer Certificate (Page 1 of 3)

Distribution Date:
                              07/22/96

Investor Certificateholder Floating Allocation Percentage
                                 97.44%
Investor Certificateholder Fixed Allocation Percentage
                                 97.90%

Aggregate Amount of  Collections
                         18,499,338.36
Aggregate Amount of  Interest Collections
                          4,538,594.78
Aggregate Amount of  Principal Collections
                         13,960,743.58

Class A Interest Collections
                          4,422,402.22
Class A Principal Collections
                         13,027,119.51
Seller Interest Collections
                            116,192.56
Seller Principal Collections
                            933,624.07

Weighted Average Loan Rate
                                 14.08%
Net Loan Rate
                                 13.08%

Class A-1 Certificate Rate
                                  5.67%
Maximum Investor Certificate Rate
                                 13.08%
Class A-1 Certificate Interest Distributed
                          1,762,858.37
Class A-1 Investor Certificate Interest Shortfall before Policy
Draw                                 0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                  0.00
Unpaid Class A-1 Carryover Interest Amount
                                  0.00

Class A-2 Certificate Rate
                                  5.75%
Maximum Investor Certificate Rate
                                 13.08%
Class A-2 Certificate Interest Distributed
                             78,622.51
Class A-2 Investor Certificate Interest Shortfall before Policy
Draw                                 0.00
Unpaid Class A-2 Certificate Interest Shortfall Received
                                  0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining
                                  0.00
Unpaid Class A-2 Carryover Interest Amount
                                  0.00

Maximum Principal Dist. Amount (MPDA)
                         13,668,196.20
Alternative Principal Dist. Amount (APDA)
                         13,027,119.51
Rapid Amortization Period? (Y=1, N=0)
                                  0.00
Scheduled Principal  Distribution Amount (SPDA)
                         13,027,119.51

Principal  allocable to Class A-1
                         12,478,404.21
Principal allocable to Class A-2
                            548,715.30
SPDA deposited to Funding Account
                                  0.00

Accelerated Principal Distribution Amount
                                  0.00

APDA allocable to Class A-1
                                  0.00
APDA allocable to Class A-2
                                  0.00

Reimbursement to Credit Enhancer
                                  0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
                            221,117.63
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount
                              9,723.25
Cumulative Investor Liquidation Loss Amount
                            230,840.88

Total Principal allocable to A-1
                         12,699,521.84
Total Principal allocable to A-2
                            558,438.55

Beginning Class A-1 Certificate Principal Balance
                        349,821,610.59
Beginning Class A-2 Certificate Principal Balance
                         15,382,665.50
Ending Class A-1 Certificate Principal Balance
                        337,122,088.75
Ending Class A-2 Certificate Principal Balance
                         14,824,226.95

Class A-1 Factor
                             0.7412127
Class A-2 Factor
                             0.7412113
Pool Factor (PF)
                             0.7513065

Servicer Certificate (Page 2 of  3)

Distribution Date:
                              07/22/96

Retransfer Deposit Amount
                                  0.00
Servicing Fees Distributed
                            306,355.72
Beg. Accrued and Unpaid Inv. Servicing Fees
                                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                  0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                  0.00

Aggregate Investor Liquidation Loss Amount
                            230,840.88
Investor Loss Reduction Amount
                                  0.00

Beginning Pool Balance
                        377,285,696.00
Ending Pool Balance
                        364,021,016.30
Beginning Invested Amount
                        367,626,863.09
Ending Invested Amount
                        354,368,902.70
Beginning Seller Principal Balance
                          9,658,832.91
Ending Seller Principal Balance
                          9,652,113.60
Additional Balances
                            933,624.07

Beginning Funding Account Balance
                                  0.00
Ending Funding Account Balance
                                  0.00
Ending Funding Account Balance % (before any purchase of Subsequent
Loans)                           0.00%
Principal Balance of Subsequent Loans
                                  0.00

Beginning Reserve Account Balance
                          1,211,294.00
Ending Reserve Account Balance
                          1,211,294.00

Beginning Seller Interest
                                2.3170%
Ending Seller's Interest
                                2.6515%

Delinquency & REO Status
   Delinquent 30-59 days
     No. of Accounts
                                   603
     Trust Balance
                         20,467,866.32
   Delinquent 60-89 days
     No. of Accounts
                                   139
     Trust Balance
                          3,959,857.10
   Delinquent 90+ days
     No. of Accounts
                                   249
     Trust Balance
                          8,102,562.29
   REO
     No. of Accounts
                                     9
     Trust Balance
                            336,223.27

Rapid Amortization Event ?
                   No
   Failure to make payment within 5 Business Days of Required Date
?                  No
   Failure to perform covenant relating to Trust's Security
Interest ?                No
   Failure to perform other covenants as described in the Agreement
?                 No
   Breach of Representation or Warranty ?
                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                   No
   Subject to Investment Company Act of 1940 Regulation ?
                   No
   Servicing Termination ?
                   No

Servicer Certificate (Page 3 of  3)

Distribution Date:
                              07/22/96

Event of Default ?
                   No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?          No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?    No
   Failure by Servicer to perform other covenants as described in
the Agreement?      No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?               No
   Trigger Event ?
                   No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                  N/A
Premium Distributed to Credit Enhancer
                                  0.00
Amount Distributed to Seller
                          1,049,816.63
Master Servicer Credit Facility Amount
                                  0.00
Guaranteed Principal Distribution Amount
                                  0.00
Credit Enhancement Draw Amount
                                  0.00

Application of Available Funds
     Aggregate Amount of Collections
                         18,499,338.36
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee
                            306,355.72
     Prinicpal and Interest to Class A-1
                         14,462,380.21
     Prinicpal and Interest to Class A-2
                            637,061.06
     Seller's portion of Principal and Interest
                          1,049,816.63
     Funds deposited into Funding Account (Net)
                                  0.00
     Funds deposited into Spread  Account
                                  0.00
     Excess funds released to Seller
                          2,043,724.74
     Total
                         18,499,338.36


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
=================================================================

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
                              07/22/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
                               97.4399%
Class A Certificateholder Fixed Allocation Percentage
                               97.9045%

Beginning Class A-1 Certificate Balance
                        349,821,610.59
Beginning Class A-2 Certificate Balance
                         15,382,665.50

Class A-1 Certificate Rate
                               5.66922%
Class A-2 Certificate Rate
                               5.75000%
Class A-1 Certificate Interest Distributed
                              3.875905
Class A-2 Certificate Interest Distributed
                              3.931126
Class A-1 Certificate Interest Shortfall Distributed
                              0.000000
Class A-2 Certificate Interest Shortfall Distributed
                              0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                              0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall
                              0.000000

Rapid Amortization Event ?
                   No
Class A-1 Certificate Principal Distributed
                             27.921776
Class A-2 Certificate Principal Distributed
                             27.921928
   Maximum Principal Distribution Amount
                             28.785755
   Scheduled Principal  Distribution Amount (SPDA)
                             27.435623
   Accelerated Principal Distribution Amount
                              0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                              0.486160

Total Amount Distributed to Certificateholders
                             31.313853

Principal Collections deposited into Funding Account
                                  0.00
Ending Funding Account Balance
                                  0.00

Ending Class A-1 Certificate Balance
                        337,122,088.75
Ending Class A-2 Certificate Balance
                         14,824,226.95

Class A-1 Factor
                             0.7412127
Class A-2 Factor
                             0.7412113
Pool Factor (PF)
                             0.7513065

Unreimbursed Liquidation Loss Amount
                                  0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount
                                  0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                  0.00

Class A Servicing Fee
                            306,355.72

Beginning Invested Amount
                        367,626,863.09
Ending Invested Amount
                        354,368,902.70
Beginning Pool Balance
                        377,285,696.00
Ending Pool Balance
                        364,021,016.30

Credit Enhancement Draw Amount
                                  0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:
                              07/22/96

DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts
                                   603
     Trust Balance
                         20,467,866.32

   Delinquent 60-89 days
     No. of Accounts
                                   139
     Trust Balance
                          3,959,857.10

   Delinquent 90+ days
     No. of Accounts
                                   249
     Trust Balance
                          8,102,562.29

   REO
     No. of Accounts
                                     9
     Trust Balance
                            336,223.27

Aggregate Liquidation Loss Amount for Liquidated Loans
                            166,834.91

Class A-1 Certificate Rate for Next Distribution Date
                   To be updated
Class A-2 Certificate Rate for Next Distribution Date
                   To be updated

Amount of any Draws on the Policy
                                  0.00

Subsequent Mortgage Loans
     No. of Accounts
                                  0.00
     Trust Balance
                                  0.00